UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported 8/10/2004
                                                  ---------

                          Med Gen Inc.
-------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

           Nevada                   000-29171            65-0703559
---------------------------      ----------------     -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)         Identification No.)


 7284 West Palmetto Park Road, Suite #207, Boca Raton, FL  33433
-------------------------------------------------------------------------
            (Address of principal executive offices)


                          561-750-1100
-------------------------------------------------------------------------
                   (Issuer's telephone number)


                         Not Applicable
-------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

                     All Correspondence to:

                          Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433

Item 8.01  Other Events.

The lawsuit that was brought by Global Health Inc., and Dan L. Williams Co. Inc. the Company's former Distributors, which has been ongoing for over three years in the Federal Court in Miami, resulted on Friday August 9, 2004 with the jury awarding in favor of the Plaintiffs, Global Healthcare damages of $1,700,000 and future damages of $500,000. Dan L. Williams Co. Inc. was awarded damages of $11,000. The company plans an immediate appeal of the verdict.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Med Gen Inc.

                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer